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                                                                    Exhibit 32.1


  CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
             SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                             SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cover-All Technologies Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarterly period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Roblin, President and Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 15, 2006

/s/ John W. Roblin
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Name:    John W. Roblin
Title:   President and Chief Executive Officer